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                                                            Exhibit 4.1

                           BLOUNT INTERNATIONAL, INC.


        COMMON STOCK                                     COMMON STOCK
           NUMBER                                           SHARES
      ----------------                                  ----------------
      ----------------                                  ----------------
                                                        THIS CERTIFICATE
                                                       IS TRANSFERABLE IN
                                                          BOSTON, MA OR
                                                          NEW YORK, N.Y.
       INCORPORATED                                      SEE REVERSE FOR
 IN THE STATE OF DELAWARE                              CERTAIN DEFINITIONS
                                                        CUSIP 000000 00 0
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This is to Certify that


is the Owner of
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  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01
                                 PER SHARE, OF
               BLOUNT INTERNATIONAL, INC., A DELAWARE CORPORATION

    (hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed.
    This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation and By-Laws of the Corporation, as from time to time amended (copies of which are on file at the office of the Corporation), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
    WITNESS the seal of the Corporation and the signatures of its duly authorized officers Dated:

Countersigned and Registered:
     BankBoston, N.A.
          (Boston, MA)                                  Transfer Agent
                                                        and Registrar

BY

     Authorized Signature                             Authorized Signature

-----------------------------                    -----------------------------
       THE SIGNATURE OF                                 THE SIGNATURE OF

                         [CORPORATE SEAL APPEARS HERE]

-----------------------------                    -----------------------------
        TO APPEAR HERE                                   TO APPEAR HERE
-----------------------------                    -----------------------------
          CHAIRMAN, PRESIDENT                               SECRETARY
  AND CHIEF EXECUTIVE OFFICER
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                           BLOUNT INTERNATIONAL, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -- as tenants in common           UNIF GIFT MIN ACT -- _________
        TEN ENT -- as tenants by the                                     (Cust)
                   entireties
         JT TEN -- as joint tenants with right    Custodian ____________________
                   of survivorship and not as                    (Minor)
                   tenants in common


    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, __________________________ hereby sell, assign and transfer unto


     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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                                                                          Shares

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of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated ______________


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        SIGNATURE   X
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                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                    WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED;

     X__________________________________________________________________________
      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.